EXHIBIT 10.27

AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT

This AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is entered into as of March 31, 2017 by and among INDUSTRIAL SERVICES OF AMERICA, INC., a Florida corporation (“ISA”; and together with any additional Person that at any time becomes an additional Borrower, jointly, severally and collectively, “Borrowers” and each a “Borrower”), ISA LOGISTICS LLC, a Kentucky limited liability company (“ISA Logistics”), ISA INDIANA, INC., an Indiana corporation (“ISA Indiana”), ISA REAL ESTATE, LLC, a Kentucky limited liability company (“ISA Real Estate”), ISA INDIANA REAL ESTATE, LLC, a Kentucky limited liability company (“ISA IN Real Estate”), 7021 GRADE LANE LLC, a Kentucky limited liability company (“7021 Grade Lane”), 7124 GRADE LANE LLC, a Kentucky limited liability company (“7124 Grade Lane”), and 7200 GRADE LANE LLC, a Kentucky limited liability company (“7200 Grade Lane”; and together with ISA Logistics, ISA Indiana, ISA Real Estate, ISA IN Real Estate, 7021 Grade Lane, 7124 Grade Lane and any additional Person that at any time becomes a Guarantor, jointly, severally and collectively, “Guarantors” and each a “Guarantor”; and together with Borrowers, jointly, severally and collectively, “Loan Parties” and each a “Loan Party”), and MIDCAP BUSINESS CREDIT LLC, a Texas limited liability company (“Lender”).

RECITALS:

WHEREAS, Borrowers, the other Loan Parties and Lender are parties to the Loan and Security Agreement (All Assets), dated as of February 29, 2016 (as amended by this Amendment and as the same may hereafter be amended, amended and restated, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”); and

WHEREAS, Loan Parties have requested that Lender (i) extend the Term of the Loan Agreement, (ii) increase the Credit Limit and (iii) make certain other amendments to the Loan Agreement, and Lender has agreed to the foregoing requests subject to the terms and conditions hereof.

NOW THEREFORE, in consideration of the premises and the agreements herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.  Definitions. Interpretation.  Capitalized terms used but not defined herein shall have the meanings given to them in the Loan Agreement.  This Amendment shall be construed and interpreted in accordance with the rules of construction set forth in the Loan Agreement.

Section 2.  Amendments to Loan Agreement.

2.1              Loans and Other Financial Accommodations.  Section 5(e) of the Loan Agreement is hereby amended and restated in its entirety as follows:

“(e)        As used in this Section 5 and elsewhere in this Agreement, the following terms shall have the following meanings:

(i)           “Appraised Value” shall mean, with respect to the Eligible Real Property, the fair market value of such Eligible Real Property as set forth in the most recent reasonably acceptable appraisal, if any, received by Lender in accordance with Section 10(d) hereof of such Eligible Real Property conducted by an independent appraiser engaged by Lender or otherwise acceptable to Lender in its Permitted Discretion, which appraisal shall assume, among other things, a marketing time period agreed to by Lender in its Permitted Discretion.

(ii)           “Borrowing Base” shall mean, as of any date of determination, with respect to any Borrower, the sum of the following:

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(A)          up to eighty-five percent (85%) of the unpaid face amount of Qualified Accounts of such Borrower; plus

(B)          the lesser of (1) $2,500,000 and (2) seventy-five percent (75%) times the then extant Net Orderly Liquidation Percentage times the cost of Eligible Inventory of such Borrower; plus

(C)          the lesser of (1) $400,000 and (2) forty percent (40%) of the Net Forced Liquidation Value of Eligible Equipment of such Borrower (the “Equipment Sub-Line”); which Equipment Sub-Line shall amortize as described in Section 5(f) below; plus

(D)          the lesser of (1) $1,750,000 and (2) forty-five percent (45%) of the Appraised Value of Eligible Real Property (the “Real Property Sub-Line”); minus

(E)          the Borrowing Base Reserve.

Without limiting Lender’s discretion, notwithstanding the actual net face value of any Qualified Account of Borrowers, for purposes of computing the Borrowing Base, the value of all Qualified Accounts due from any account debtor (other than United States government agencies) shall not exceed the sum of $150,000 in the aggregate for all Borrowers.  Lender may, in its sole discretion, raise or lower the $150,000 limit set forth in the immediately preceding sentence without in any way creating a course of conduct which requires Lender to maintain such raised or lowered limit or to raise or lower such limit again in the future. Lender, in its exercise of its discretion, has initially set higher credit limits on those customers of a Borrower set forth on Exhibit 2 attached hereto.

Notwithstanding the foregoing, the parties hereto acknowledge, confirm and agree that, until such time as Lender receives any third-party or internal approvals Lender may require, in its Permitted Discretion, with respect to the Eligible Real Property (including, without limitation, any approvals needed from Wells Fargo Bank, N.A.), Lender shall have no obligation to make, and Borrowers shall have no right to request or receive, any loans, advances or credits with respect to the Real Property Sub-Line.

(iii)          “Borrowing Base Certificate” shall mean a form of borrowing base certificate, in form and substance acceptable to Lender.

(iv)          “Borrowing Base Reserve” shall mean, as of any date of determination, (A) such amounts (expressed as either a specified amount or as a percentage of a specified category or item) as Lender may from time to time establish and adjust in reducing the amount available for borrowing (1) to reflect events, conditions, contingencies or risks which, as determined by Lender in its Permitted Discretion, do or may affect (x) the Collateral or its value, (y) the assets, business or prospects of any Borrower, or (z) the Liens and other rights of Lender in the Collateral (including the enforceability, perfection and priority thereof), or (2) to reflect Lender’s judgment (determined in its Permitted Discretion) that any collateral report or financial information furnished by or on behalf of any Borrower to Lender is or may have been incomplete, inaccurate or misleading in any material respect, or (3) in respect of any state of facts that Lender determines in its Permitted Discretion constitutes an Event of Default (as defined in Section 16 below), or (4) in respect of impediments to Lender’s ability to realize upon any Eligible Real Property (including, but not limited to, (w) municipal taxes and assessments, (x) repairs, (y) remediation of title defects and (z) amounts that are reasonably likely to be expended by any Loan Party to correct or remedy any non-compliance with Environmental Laws), and (B) the Cost Reserve.

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(v)           “Cost Reserve” shall mean, as of any date of determination, an amount equal to five percent (5%) of the total inventory of Borrowers.

(vi)          “Credit Limit” shall mean an amount equal to $8,000,000.

(vii)         “Eligible Equipment” shall mean the equipment owned by Borrowers and set forth on Exhibit 3 attached hereto.

(viii)        “Eligible Inventory” shall have the meaning set forth in Section 7 below.

(ix)       “Eligible Real Property” shall mean, collectively, the Real Property (i) owned by ISA Real Estate located at 7110 Grade Lane, Louisville, KY, as more particularly described on Schedule “D”annexed hereto, (ii) owned by 7200 Grade Lane located at 7200 Grade Lane, Louisville, KY, as more particularly described on Schedule “D” annexed hereto, and (iii) owned by 7124 Grade Lane located at 7124 Grade Lane, Louisville, Kentucky, as more particularly described on Schedule “D” annexed hereto, in each case, so long as such Real Property meets the following specifications:

(A)          a Loan Party owns fee title thereto;

(B)          the applicable Loan Party has executed and delivered to Lender such Mortgages and other documents as Lender may reasonably request;

(C)       the applicable Loan Party shall have delivered to Lender with respect to each parcel of Real Property, title insurance, an appraisal, a survey, zoning report, flood certificate and           environmental studies, flood insurance and other real property items as required by FIRREA, each of which shall be satisfactory to Lender in its Permitted Discretion;

(D)          Lender has a perfected first-priority Lien in such Real Property (subject only to Permitted Liens);

(E)           such parcels of Real Property have been appraised by a third-party appraiser engaged by Lender or otherwise acceptable to Lender in good faith;

(F)           such Real Property is used by a Loan Party for lawful purposes;

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(G)          as to any particular property, the applicable Loan Party is in compliance with the representations and warranties contained herein (including, without limitation, under Sections 14(f), 14(m) and 14(n) hereof) and any Mortgage relating to such Real Property, unless Lender, in its Permitted Discretion, otherwise waives such requirement in the determination of Eligible Real Property; and

(H)          such Real Property is not deemed by Lender in its Permitted Discretion to be ineligible hereunder pursuant to the provisions of this Agreement.

(x)           “FIRREA” shall mean the Financial Institution Reform, Recovery and Enforcement Act of 1989, as amended from time to time.

(xi)          “First Amendment” means the Amendment No. 1 to Loan and Security Agreement, dated as of March 29, 2017, by and among Borrowers, the other Loan Parties and Lender.

(xii)         “Hard Costs” shall mean, with respect to the purchase by any Borrower of an item of Eligible Equipment, the net cash amount actually paid to acquire title to such item, net of all incentives, trade in allowances, discounts and rebates, and exclusive of freight, delivery charges, installation costs and charges, software costs, charges and fees, warranty costs, taxes, insurance and other incidental costs or expenses and all indirect costs or expenses of any kind.

(xiii)        “Net Forced Liquidation Value” shall mean, with respect to Eligible Equipment, the estimated most probable net amount, expressed in terms of currency, which could typically be realized at a public auction sale of such Eligible Equipment under forced sale conditions and under present-day economic trends, as of the effective date of the most recent acceptable appraisal of equipment received by Lender in accordance with this Agreement, net of all direct auction expenses and exclusive of a buyer’s premium.

(xiv)        “Net Orderly Liquidation Percentage” shall mean the percentage of the Value of a Borrower’s inventory that is estimated to be recoverable in an orderly liquidation of such inventory as set forth in the most recent acceptable appraisal received by Lender and upon which Lender may rely, net of all operating expenses and associated costs and expenses of such liquidation, such percentage to be as determined from time to time by an appraisal company selected or approved by Lender with such most recent acceptable appraisal to be in form, scope, methodology and content acceptable to Lender.

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(xv)         “Permitted Discretion” shall mean a determination made in the exercise of reasonable (from the perspective of a secured lender) business judgment.

(xvi)        “Prime Rate” shall mean the Prime Rate as published from time to time in the “Money Rates” section of The Wall Street Journal or any successor publication, or in the event that such rate is no longer published in The Wall Street Journal, a comparable index or reference selected by Lender.  The Prime Rate need not and may not necessarily be the lowest or most favorable rate. Interest shall be payable in lawful money of the United States of America to Lender, or as Lender shall direct, without set-off, deduction or counterclaim monthly, in arrears, on the first day of each month, commencing on the first day of the month next succeeding the date hereof.

(xvii)       “Qualified Accounts” shall have the meaning set forth in Section 6 below.

(xviii)      “Value” shall mean, as determined by Lender in its Permitted Discretion, with respect to inventory, the lower of (A) cost computed on a first-in, first-out basis in accordance with GAAP or (B) market value; provided, that, for purposes of the calculation of the Borrowing Base, (1) the Value of the inventory shall not include:  (x) the portion of the value of inventory equal to the profit earned by any Affiliate on the sale thereof to any Borrower or (y) write-ups or write-downs in value with respect to currency exchange rates, and (2) notwithstanding anything to the contrary contained herein, the cost of the inventory shall be computed in the same manner and consistent with the most recent appraisal of the inventory received and accepted by Lender, if any.”

2.2              General Agreements of Borrowers and/or Loan Parties.  Section 14(c) of the Loan Agreement is hereby amended and restated in its entirety as follows:

“(c)         Although, as above set forth, Lender has a continuing Lien in all of Borrowers’ Collateral and in the proceeds thereof, each Borrower will at all times maintain as the minimum security hereunder a Borrowing Base not less than the aggregate unpaid principal of all loans made hereunder to such Borrower and if such Borrower fails to do so, such Borrower will immediately make the necessary reduction in the unpaid principal amount of said loans so that the loans outstanding hereunder do not in the aggregate exceed the Borrowing Base of such Borrower.  In addition, (i) if Lender obtains an appraisal of the Eligible Equipment at any time as permitted under this Agreement, and such appraisal shows the aggregate unpaid principal amount of the Equipment Sub-Line to exceed forty percent (40%) of the Net Forced Liquidation Value of the Eligible Equipment, then Lender may require Borrowers to immediately pay the unpaid principal of the Equipment Sub-Line in the amount or, at the option of Lender, Lender may establish a Borrowing Base Reserve in the amount, of such excess, and (ii) if Lender obtains an appraisal of the Eligible Real Property at any time as permitted under this Agreement, and such appraisal shows the aggregate unpaid principal amount of the Real Property Sub-Line to exceed forty-five percent (45%) of the Appraised Value of the Eligible Real Property, then Lender may require Borrowers to immediately pay the unpaid principal of the Real Property Sub-Line, in the amount or, at the option of Lender, Lender may establish a Borrowing Base Reserve in the amount, of such excess.”

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2.3              Loan Parties’ Negative Covenants; Definitions.  Section 15(n)(v) of the Loan Agreement is hereby amended and restated in its entirety as follows:

“(v)     “FCCR Trigger Event” shall mean the date that Lender shall have received a certificate, executed and delivered by a senior financial officer of Borrower Representative, certifying to Lender that Loan Parties have achieved a Fixed Charge Coverage Ratio, on a consolidated basis, measured on monthly basis from the date hereof utilizing a rolling average of actual monthly results and expressed on an annualized basis, equal to or greater than 1.1 to 1.0.”

2.4              Termination.  Section 21(a) of the Loan Agreement is hereby amended and restated in its entirety as follows:

“(a)         Unless sooner terminated by Lender as a result of the occurrence of  an Event of Default, Borrowers’ eligibility to request loans hereunder shall commence on the date hereof and shall continue for a period through and including February 28, 2020 (the “Term”).  If Borrowers desire to terminate this Agreement prior to the end of the Term, Borrowers shall give at least sixty (60) days prior written notice to Lender of Borrowers’ intention to do so and shall pay to Lender the termination charge set forth below.  Borrowers’ eligibility to request loans may be extended after the Term (and after any Renewal Term, as defined below) only with the express written consent of both Borrowers and Lender.  Any such extension (and any further extension) shall be made only with the express written consent of both Borrowers and Lender (each being a “Renewal Term”).  At the end of the Term (or at the end of a Renewal Term, if applicable), Borrowers shall pay the entire balance of the loans and all other outstanding Obligations.  Further, upon termination of this Agreement, all of the rights, interests and remedies of Lender and Obligations of Borrowers shall survive and Borrowers shall have no right to receive, and Lender shall have no obligation to make, any further loans.  Upon full, final and indefeasible payment of the Obligations to Lender, all rights and remedies of Borrowers and Lender hereunder shall cease, so long as any payment so made to Lender and applied to the Obligations is not thereafter recovered from or repaid by Lender in whole or in part in any Insolvency or Liquidation Proceeding instituted by or against any Borrower, whereupon this Agreement shall be automatically reinstated without any further action by Borrowers and Lender and shall continue to be fully applicable to such Obligations to the same extent as though the payment so recovered or repaid had never been originally made on such Obligations.”

2.5              Customer Credit Limits.  Exhibit 2 of the Loan Agreement is hereby amended and restated in its entirety as set forth on Exhibit A hereto.

Section 3.  Conditions Precedent.  The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

3.1              this Amendment shall have been duly authorized, executed and delivered by Loan Parties, and a counterpart hereof as so executed or acknowledged shall have been received by Lender;

3.2              after giving effect to this Amendment, all of the representations and warranties set forth in the Loan Agreement will be true and correct in all material respects (without duplication of any materiality qualifier contained therein) on and as of the date hereof as though made on and as of the date hereof, except to the extent that such representations and warranties expressly related to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date and no Event of Default shall exist;

3.3              Lender shall have received, for each parcel comprising the Eligible Real Property, the following: (a) a current, FIRREA-compliant appraisal conducted by an independent appraiser engaged by Lender or otherwise acceptable to Lender in its Permitted Discretion, and (b) an updated phase-I environmental report, the scope of which, and results thereof, to be acceptable by Lender in its Permitted Discretion; and

3.4              Lender shall have received an amendment fee in an amount of Twenty Thousand and No/100 Dollars ($20,000.00), which fee shall be fully earned and payable as of the date hereof.

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Section 4.  Miscellaneous.

4.1              Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

4.2              Severability.  Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

4.3              Loan Documents Unaffected.  Each reference to the Loan Agreement in any Loan Document shall hereafter be construed as a reference to the Loan Agreement as modified hereby.  Except as otherwise specifically provided, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Loan Agreement or any other Loan Document, nor alter, modify, amend or in any way affect any provision of the Loan Agreement or any other Loan Document, including, without limitation, the guarantees, pledges and grants of security interests, as applicable, under each of the Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  This Amendment is a Loan Document.

4.4              Entire Agreement.  This Amendment, together with the Loan Agreement and the other Loan Documents, integrates all the terms and conditions mentioned herein or incidental hereto and supersede all oral representations and negotiations and prior writings with respect to the subject matter hereof.

4.5              Governing Law; Jury Trial Waiver.  THE VALIDITY OF THIS AMENDMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO, AS WELL AS ALL CLAIMS, CONTROVERSIES OR DISPUTES ARISING UNDER OR RELATED TO THIS AMENDMENT SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CONNECTICUT WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF.

4.6              Jury Trial Waiver.  EACH OF THE PARTIES TO THIS AMENDMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS (INCLUDING, WITHOUT LIMITATION, ANY AMENDMENTS, WAIVERS OR OTHER MODIFICATIONS RELATING TO ANY OF THE FOREGOING), OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

4.7              Counterparts.  This Amendment may be executed by the parties hereto separately in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same agreement.  Transmission by a party to another party (or its counsel) via facsimile, electronic mail or other method of electronic communication of a signed copy of this Amendment (or a signature page of this Amendment) shall be as fully effective as delivery by such transmitting party to the other parties hereto of a counterpart of this Amendment that had been manually signed by such transmitting party

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the date first above written.

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                                                                                                BORROWER:

                INDUSTRIAL SERVICES OF AMERICA,
                INC., a Florida corporation

By:         /s/ Todd L. Phillips

                Name:    Todd L. Phillips

                Title:       President

                Address:                7100 Grade Lane, Building 1

                                                Louisville, Kentucky 40213

                Attention:              Todd Phillips

                Telephone:            502-367-7100

                Telecopier:            None

                Email:                    TPhillips@isa-inc.com

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE.]

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[SIGNATURES CONTINUED FROM THE PREVIOUS PAGE.]

                                                                                                GUARANTORS:

                ISA INDIANA INC.,

                an Indiana corporation

                By:         /s/ Todd L. Phillips

                Name:    Todd L. Phillips

                Title:       President

                ISA LOGISTICS LLC,

                a Kentucky limited liability company

                By:         /s/ Todd L. Phillips

                Name:    Todd L. Phillips

                Title:       President

                ISA REAL ESTATE, LLC,

                a Kentucky limited liability company

                By:         /s/ Todd L. Phillips

                Name:    Todd L. Phillips

                Title:       President

                ISA INDIANA REAL ESTATE, LLC,

                a Kentucky limited liability company

                By:         /s/ Todd L. Phillips

                Name:    Todd L. Phillips

                Title:       President

                7021 GRADE LANE LLC,

                a Kentucky limited liability company

                By:         /s/ Todd L. Phillips

                Name:    Todd L. Phillips

                Title:       President

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE.]

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[SIGNATURES CONTINUED FROM THE PREVIOUS PAGE.]

                                                                                                GUARANTORS:

                7124 GRADE LANE LLC,

                a Kentucky limited liability company

By:         /s/ Todd L. Phillips

                Name:    Todd L. Phillips

                Title:       President

                7200 GRADE LANE LLC,

                a Kentucky limited liability company

                By:         /s/ Todd L. Phillips

                Name:    Todd L. Phillips

                Title:       President

[SIGNATURES CONTINUED ON THE FOLLOWING PAGE.]

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[SIGNATURES CONTINUED FROM THE PREVIOUS PAGE.]

 LENDER:

 MIDCAP BUSINESS CREDIT LLC,

 a Texas limited liability company

                By:         /s/ Steven A. Samson

                Name:    Steven A. Samson

                Title:       President

                Address:                433 South Main Street

                                                West Hartford, Connecticut 06110

                Attention:              Portfolio Manager for Industrial

                                                Services of America, Inc.

                Telephone:            860-503-1629

                Telecopier:            800-217-0500

                Email:                    ssamson@midcapcredit.com

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EXHIBIT A

TO

AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT

CUSTOMER CREDIT LIMITS

EXHIBIT 2

Customer Credit Limits

ACCOUNT NAME	CREDIT LIMIT
Waupaca Foundry	$800,000
Alumisource Corporation	$250,000
Metal Conversions Ltd	$250,000
Versatile Processing Group	$350,000
Metalx	$250,000
Trinity Metals	$350,000
Cooper Iron & Metal	$350,000
Moskowitz Brothers	$250,000
Cobra Trading	$350,000
Cohen Brothers	$350,000
I Schumann	$350,000
Pro Trade	$350,000
Stickland	$350,000
Novelis	$350,000
J Solotken	$350,000